Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V

("Separate Account")

Supplement to:

Overture Viva!

Prospectus Dated May 1, 2007

Supplement Dated July 28, 2016

The Board of Directors of Calvert Variable Products, Inc. (the "Board") has approved a resolution to reorganize the Calvert VP SRI Large Cap Core Portfolio into the Calvert VP S&P 500 Index Portfolio (the "Reorganization"). Each Portfolio is a series of Calvert Variable Products, Inc.

The Board has recommended approval of the Reorganization by shareholders of the Calvert VP SRI Large Cap Core Portfolio. If the Reorganization is approved by the shareholders of the Calvert VP Large Cap Core Portfolio, it will be merged into the Calvert VP S&P 500 Index Portfolio on or about September 23, 2016. If your variable life insurance Policy remains allocated to the Subaccount corresponding to Calvert VP SRI Large Cap Core Portfolio at the time the Reorganization is consummated, those Subaccount units will be replaced by units in the Subaccount corresponding to the Calvert VP S&P 500 Index Portfolio, and thereafter the value of your Policy will depend on the performance of the Subaccount corresponding to the Calvert VP S&P 500 Index Portfolio rather than the Subaccount corresponding to the Calvert VP SRI Large Cap Core Portfolio. The number of Calvert VP S&P 500 Index Subaccount units you receive will depend on the value of your Calvert VP SRI Large Cap Core Subaccount units at the time the Reorganization takes place.

If the Reorganization is approved, your prospectus is revised by deleting all mention of the Calvert VP SRI Large Cap Core Portfolio at the time of the Reorganization.

Please see the Portfolio prospectus, as supplemented, for more information.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2015 7-16